Exhibit 10.09

FIRST AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of February 7, 2013, is entered into by and among ENSERVCO CORPORATION, a Delaware corporation ("Enservco"), DILLCO FLUID SERVICE, INC., a Kansas corporation ("Dillco''), and HEAT WAVES HOT OIL SERVICES LLC, a Colorado limited liability company ("Heat Waves") (Enservco, Dillco and Heat Waves, each, a "Borrower" and collectively, "Borrowers"), PNC BANK, NATIONAL ASSOCIATION, as the sole Lender on the date hereof, and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, "Agent"), with reference to the following facts:

RECITALS

A.           The parties to this Amendment have entered into a Revolving Credit, Term Loan and Security Agreement, dated as of November 2, 2012 (the "Credit Agreement"), pursuant to which the Lenders provide certain credit facilities to Borrowers.

B.           The parties to this Amendment wish to amend the Credit Agreement (i) to add Gulfport Energy Corporation as an Extended Term Customer, (ii) to permit Borrower to use up to $900,000 of the proceeds from the sale of existing Equipment for the purchase of new Equipment during the 2013 fiscal year and (iii) to confirm the minimum Tangible Net Worth covenant levels for compliance test dates in 2013 as mutually agreed by Agent and Borrowers, all as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1.           Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified for such terms in the Credit Agreement.

2.           Addition of Gulfport Energy Corporation as an Extended Term Customer. Section 1.1 of the Credit Agreement is hereby amended such that the definition of "Extended Term Customer" shall read in full as follows:

"Extended Term Customer" means Anadarko, Oxy USA, E.Q.T., Exxon Mobil, Antero Resources, Chesapeake, Brigham-Statoil Company or Gulfport Energy Corporation.

3.           Amendment to Disposition of Collateral Provision. Section 4.3 of the Credit Agreement is hereby amended and restated in its entity to read as follows:

"4.3           Disposition of Collateral.     Each Borrower will safeguard and protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except the disposition or transfer of damaged, obsolete or worn-out Equipment in the Ordinary Course of Business during any fiscal year having an aggregate fair market value of not more than $250,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Agent's first priority security interest or (ii) the proceeds of which are remitted to Agent to be applied pursuant to Section 2.21. Notwithstanding the foregoing, during the fiscal year 2013, Borrowers may dispose or transfer damaged, obsolete or worn-out Equipment in the Ordinary Course of Business so long as (i) the aggregate fair market value of such Equipment does not exceed $900,000, and (ii) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Agent's first priority security interest or the proceeds of which are remitted to Agent to be applied pursuant to Section 2.21."

4.           Confirmation of Minimum Tangible Net Worth Covenant Levels for 2013. Agent and Borrowers hereby confirm they have mutually agreed that the following shall be the Minimum Tangible Net Worth covenant levels for compliance test dates in 2013 for the purpose of Section 6.5(b) of the Credit Agreement:

Compliance Test Date	Minimum Tangible Net Worth
March 31, 2013	$5,073,000
June 30, 2013	$4,522,000
September 30, 2013	$4,244,000
December 31, 2013	$5,114,000

5.           Amendment Fee. In consideration of the agreement of PNC, as Agent and sole Lender on the date hereof, to enter into this Amendment and provide Borrowers the accommodations contemplated hereunder, on the effective date of this Amendment, Borrowers shall pay to Agent, for the benefit of the sole Lender, a one-time amendment fee in the amount of $5,000 (the "Amendment Fee"). Borrowers acknowledge and agree that the Amendment Fee shall be non-refundable when due and that Agent may effect payment of the Amendment Fee when due by charging the full amount thereof to Borrowers' Revolving Advances loan account.

6.           Condition Precedent.         The effectiveness of this Amendment shall be subject to Agent's receipt of (i) this Amendment, duly executed by Borrowers and by PNC, as Agent and as the sole Lender as of the date hereof, (ii) the Reaffirmation of Limited Guaranty, duly executed by each Guarantor, and (iii) receipt of the Amendment Fee and reimbursement of expenses permitted hereunder.

7.           Miscellaneous.

A.           Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or in any Other Document shall survive the execution and delivery of this Amendment.

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B.           References to the Credit Agreement. The Credit Agreement, each of the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended by this Amendment.

C.           Credit Agreement Remains in Effect. The Credit Agreement and the Other Documents remain in full force and effect and Borrowers ratify and confirm their agreements and covenants contained therein. Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

D.           Severability.         Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.           Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. ·

F.           Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

G.           Expenses of Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel.

H.           NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

ENSERVCO CORPORATION,
a Delaware corporation

Rick D. Kasch
President

DILLCO FLUID SERVICE, INC.,
a Kansas corporation

Rick D. Kasch
Treasurer

HEAT WAVES HOT OIL SERVICES LLC,
a Colorado limited liability company

Rick D. Kasch
Manager

First Amendment to Revolving Credit, Term Loan and Security Agreement

AGENT:

PNC BANK, NATIONAL ASSOCIATION,
as Agent

Mark Tito
Vice President

SOLE LENDER:

PNC BANK, NATIONAL ASSOCIATION,

Mark Tito
Vice President

First Amendment to Revolving Credit, Term Loan and Security Agreement

REAFFIRMATION OF LIMITED GUARANTY

The undersigned has executed a Limited Guaranty and Suretyship Agreement (the 'Guaranty") in favor of Agent, for the benefit of the Lenders, with respect to the Borrowers' Obligations. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (i) the Guaranty remains in full force and effect; (ii) nothing in the Guaranty obligates Agent to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty; and (iii) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

MICHAEL D. HERMAN, an individual

Reaffirmation of Limited Guaranty

(in connection with First Amendment to Revolving Credit Term Loan and Security Agreement)